REKOR

WAYCARE ACQUISITION

AUGUST 2021

A Compelling Path for Value Creation

Company Disclosure Statement

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions.

You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Rekor Systems, Inc., and/or its subsidiaries and affiliates (collectively, “Rekor”), used herein are trademarks, service marks, or registered trademarks of Rekor. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Use of Projections

This presentation contains projected financial information with respect to Rekor and Waycare. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Rekor's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in future filings made by Rekor with the SEC.

REKOR'S VISION

To provide intelligent infrastructure and insights that build safer, smarter and more efficient cities around the world through the use of artificial intelligence.

REKOR ONE™
SERVING MULTIPLE MISSIONS

Drive the world to be safer, smarter and more efficient.

- A single-source platform for intelligent infrastructure
- Provides real-time analytics that help municipalities and businesses study roadway activity, globally
- Activity includes:
  - vehicle counts
  - speed and traffic patterns
  - hazardous conditions
  - environmental health
  - and so much more


Safety & Incident Management
Traffic & Infrastructure
Sustainability & Green Initiatives
REKOR ONE™
INTELLIGENCE PLATFORM
Commercial Use Cases

DRIVING DISRUPTION IN A BURGEONING MARKET

The intelligent infrastructure industry is at the epicenter of converging forces driving disruption in the market.



Aging Legacy Infrastructure
Rising Costs of Congestion
Transportation Agencies Moving to the Cloud
Smart City Initiatives
Increased Infrastructure Funding

BUILDING THE FUTURE OF INTELLIGENT INFRASTRUCTURE



Expansive geographic footprint

(constantly expanding global footprint for complete data coverage)



Advanced data aggregation

(comprehensive network that sources data from proprietary sensors and third-party sources)



Innovative software

(real-time infrastructure analytics via AI and machine learning operating on a unified platform)

WAYCARE OVERVIEW

Waycare is a leading provider of cloud-based AI traffic and incident management solutions for safer and more efficient roadways.

WAYCARE COMPANY SNAPSHOT

Provider of a **cutting-edge traffic & incident management software platform**

- Founded in 2016 in Tel-Aviv, Israel
- Offices in Israel (R&D) and the US (HQ)
- 40 Team Members

18 customers across 10 states and 3 geographic areas



Contracted
Pipeline



COTA
MoDOT
METROPOLITAN TRANSPORTATION COMMISSION
NEVADA DOT
UDOT
FDOT

AI-powered traffic management platform with **cross-agency capabilities**



Traffic Management
Emergency Services
Freeway Service Patrol
Transit Agencies
Roadway Maintenance

THE WAYCARE PLATFORM

Interoperable, cloud-based system for traffic and incident management.

- **Cross-agency solution** provides interoperable platform modules to **serve all transportation agencies**
- **AI-driven insights** improve incident detection and response times
- Combines **real-time infrastructure traffic data with third party data** to build a more complete picture of the road
- Can be **integrated directly** into the unified Rekor One platform


Irregular Congestion Detection
Crash Prediction and Forecasting Capabilities
Automated Incident Identification
Irregular Congestion
Rainbow sahara (sb)
Camera Gallery (6)
Affected Lanes (5)
En Route
On Scene
Mitigated

IMPACT BY THE NUMBERS

Funding from federal, state and local agencies is heavily tied to the ability to show measurable improvements in traffic safety and incident management.

Statistics based on research reports published by Waycare.

18%

Reduction in primary crashes on monitored roads.

43%

Of speeding drivers reduced their speed to adhere to the speed limit after STMS (strategic traffic management site).

9

Minute reduction in incident identification time.

20%

Increase in incidents identified.

PROVEN LAND AND EXPAND GROWTH STRATEGY

$30K
6-month pilot program
H1 2018

$780K
Contract expansion
H2 2018

+$350K
Add-on to contract
H1 2019

+$646K
Expansion to Northern Nevada
H2 2019

+$5.3M
Infra Grant
Integrated Corridor
5-year contract extension
H1 2021

161x TCV GROWTH IN NEVADA OVER 3 YEARS

NEVADA DOT SAFE AND CONNECTED

RTC

Nevada Department of Public Safety Highway Patrol

EXCELLENT CUSTOMER RETENTION

- Platform stickiness has allowed Waycare to successfully transition proof of concepts ("POC") and pilots into long-term contracts with virtually zero churn

- In the past year, Waycare has been able to expand its customer base significantly creating a path for future growth

Customer Conversion

	Start date	Pilot / POC	Contract	Expansion	Trusted Partner
Nevada DOT	2018	✓	✓	✓	✓
RTC	2018	✓	✓	✓	✓
Pinellas County	2019	✓	✓	✓	✓
AVALON	2020	✓	✓	✓	✓
COTA	2020	✓	✓	✓	✓
	2020	✓	✓	✓	✓
	2020	✓	✓	✓	
FDOT	2018	✓	✓		
Tampa	2021	✓	✓		
	2021	✓			
DOTD	2021	✓			
	2021	✓			
	2021	✓			
NETIVEI ISRAEL	2021	✓			
	2021	✓			

STRATEGIC RATIONALE

Rekor and Waycare are better together as a result of their expanded geographic coverage, ability to acquire more data, and provide a comprehensive intelligence platform.

ACCELERATING REKOR'S VISION

Integrating Waycare into Rekor saves both time and money while accelerating speed to market for Rekor One.

1. Expand geographic footprint further
2. Access diverse data sources
3. Form comprehensive intelligence platform


REKOR
+
waycare

RAPIDLY EXPANDING FOOTPRINT

In the past year, Waycare has been able to rapidly expand its footprint with new pilot programs creating an avenue for future monetization through longer term contracts. Existing markets have also grown through upsell opportunities with shorter sales cycles.

Combining Waycare's base with Rekor's expanding network creates future growth and cross-selling opportunities.


2018-2019
(+2 states)
2020
(+3 states)
2021
(+6 states)
Pipeline
(+6 states)



Active programs with Israel and Thailand.

ACCESSIBLE THIRD-PARTY
DATA PARTNER NETWORKS

Waycare's diverse data partnerships allow for accurate and relevant infrastructure insights. These partners include leading OEMs, CV marketplace providers, telematics solutions, and more. Rekor One will enhance proprietary data with these third-party sources.

VOLVO	waze	aws	otonomo	MOTOROLA
here	GEOTAB management by measurement	wejo	INRIX	mojio
ticketmaster	GRANICUS	nexar	tomorrow.io	ECONOLITE

A NEW STANDARD IN REAL-TIME INTELLIGENCE

Rekor and Waycare's innovative and differentiated technology combines to create a complete, disruptive intelligent infrastructure platform.

	REKOR WAYCARE ACQUISITION	LEGACY INDUSTRY SOLUTIONS
Hybrid Cloud and Edge Processing	From inception	Mainly on-premise
Systems agnostic	From inception	Hardware/software dependencies
Deployable across multiple agencies in one region	Dedicated module for field users	Limited functionality
AI-driven insights	From inception	Systems are mainly rule-based
Incorporates data from third-party partners	Wide range of vehicle data partnerships	Almost exclusively reliant on infrastructure data
Open architecture	From inception	Rarely

COMPREHENSIVE INTELLIGENT INFRASTRUCTURE PLATFORM

The combination of Rekor and Waycare's tech creates a modular intelligence solution offering that includes modules for live traffic & incident management, public safety, real-time analytics, and more – all within the same unified platform.

REKOR ONE
INTELLIGENCE PLATFORM

Real-Time Traffic & Safety Management			Real-Time Roadway Analytics		
Traffic Management System	Cross-Agency Incident Management System	Public Safety & Contactless Compliance	Traffic & Infrastructure Analytics	Sustainability & Green Initiatives	Various Commercial Use Cases



CLOSING STATEMENTS

The closing of the transaction is subject to customary closing conditions and is currently anticipated to occur during Q3 of 2021.

- Transaction has $61 million total enterprise value
- Cash on hand to fund activities for 18-24 months
- Will continue to lead the way in building intelligent infrastructure

REKOR®

Learn more and watch video:

REKOR.AI

AUGUST 2021